SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 August 13, 2002
                    (Date of the earliest event reported)



                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

        0-17237                                           36-4147027
  (Commission File Number)                             (I.R.S. Employer
                                                       Identification No.)


        4501 West 47th Street
            Chicago, IL                                       60632
 (Address of principal executive offices)                   (Zip Code)



 Registrant's telephone number, including area code:  (773) 890-1010

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c) Exhibits.

 99.1 Certification by James R. Tennant pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Home Products International, Inc. Quarterly Report on Form 10-Q for the quarter ended June 29, 2002.

 99.2 Certification by James E. Winslow pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Home Products International, Inc. Quarterly Report on Form 10-Q for the quarter ended June 29, 2002.



 ITEM 9.  Regulation FD Disclosure


 Attached hereto, as Exhibit 99.1 and Exhibit 99.2 which are incorporated by reference herein, are the Certifications by James R. Tennant, Chief Executive Officer and Chairman of the Board of Home Products International, Inc., and James E. Winslow, Executive Vice President and Chief Financial Officer of Home Products International, Inc., respectively, that accompanied the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 filed on August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Home Products International, Inc.

                                    By:  /s/  James E. Winslow
                                    ---------------------------
                                    James E. Winslow
                                    Executive Vice President
                                    And Chief Financial Officer



 Dated:  August 13, 2002

                                EXHIBIT INDEX



 Exhibit Number      Description
 --------------      -----------
    99.1             Certification by James R. Tennant pursuant to 18  U.S.C.
                     Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Home
                     Products International,  Inc. Quarterly  Report on  Form
                     10-Q for the quarter ended June 29, 2002.

    99.2             Certification by James E. Winslow pursuant to 18  U.S.C.
                     Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Home Products International, Inc. Quarterly Report on Form 10-Q for the quarter ended June 29, 2002.